U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 30, 2002



                         WASTE CONVERSION SYSTEMS, INC.
 -------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                       33-58972                    22-2800078
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.         (IRS Employer
                                                             Identification No.)



   18505 Highway 377 South, Fort Worth, TX                       76126
------------------------------------------                   -------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,(   817     )     512       -        3033
                               -----------  -------------    ---------------




                     (Registrant's former name and address)
                     4871 Mesa Drive, Castle Rock, CO 80104











CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in this report, including statements in the following discussion which are not statements of historical fact, are what are known as "forward looking statements,"which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of our plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this Form 8K and in the Company's other filings with the Securities and Exchange Commission, and that no statements contained in the following discussion or in this Form 8-K should be construed as a guarantee or assurance of future performance or future results.

Item 2. Acquisition or Disposition of Assets.

Background
----------

     On April 30, 2002, Waste Conversion Systems, Inc. (the "Company") acquired assets from Urban Television Network Corporation (UTVN) which is outlined in
Exhibit 2.0, the Asset Purchase Agreement.

     The Company acquired a television broadcast signal, a television network affiliate base and three promissory notes from UTVN under this Asset Purchase Agreement. These assets were acquired from UTVN by the assignment of two agreements between UTVN and Hispanic Television Network, Inc. (HTVN) and by assignment of three promissory notes. These assets are (a) a Satellite Transponder Space Service Agreement (Exhibit 10.2) which provides the broadcast signal and (b) an Agreement (Exhibit 10.3) which, among other things, provides rights to a television network affiliate base and (c) three promissory notes receivable with an unpaid principal balance of $777,000. HTVN is the maker of these three promissory notes.

     The acquisition of the television broadcast signal and network affiliate base will enable us to provide a television market with programming and commercial advertisements. This television network provides television programming serving ethnic minority programming interests of the African-American population across the United States. The network presently includes in excess of 60 national television station affiliates.

     The Company has paid a purchase price comprised of our common stock and an agreement to assume UTVN's debt owed on the assets. We have issued UTVN Sixteen Million (16,000,000) common shares and agreed to assume UTVN's performance obligations on a promissory note with a principal balance of One Million Four Hundred Thousand ($1,400,000) Dollars. UTVN had purchased the American Independent Network affiliate base, among other things, from HTVN for $1,500,000 Dollars paying $100,000 down an agreeing to pay the $1,400,000 purchase price balance on a promissory note. The 16,000,000 shares are restricted securities and may not be publicly resold without registration with the Securities and Exchange Commission or without an exemption from the registration requirements. The $1,400,000 Dollar promissory note is attached as Exhibit 10.1.

Prior to this acquisition we had 6,231,667 common shares issued and outstanding.
Following  this   acquisition  we  had  22,231,667   common  shares  issued  and
outstanding and UTVN has voting control of the company.

Certain Relationships and Related Transactions
----------------------------------------------

     The consideration exchanged in Asset Purchase Agreement was negotiated between the Company and UTVN in a transaction with management. The management of the Company and UTNV are the same individuals. The transaction does not represent an arms-length transaction. The transaction was valued at $877,000 or $0.058 per share. This dollar amount represents the actual cash invested in the agreements by UTVN and the face value of the three assigned HTNV promissory notes. The three promissory notes are currently in payment default and their values should be considered impaired by virtue of the default. No effect was given to the impaired value of the defaulted promissory notes when determining the purchase price consideration. A market value for our common shares is difficult to ascertain because of the limited and illiquid market for the company shares. The company shares are quoted on the National Quotation Bureau's electronic "Pink Sheets". The current bid price for company shares is one cent for 5,000 shares. Shares have not traded since December 18, 2001.


Item 5. Other Events and Regulation FD Disclosure.

     The Company is taking action which will focus the Company's business efforts in a new direction. Management believes this new corporate business will add value to shareholder equity.

     On May 7, 2002, the new majority company shareholder, UTVN, authorized an amendment to the Articles of Incorporation changing the corporate name from Waste Conversion Systems, Inc. to Urban Television Network Corporation. This authorization was implemented by the written consent of the majority shareholders in lieu of a special meeting. The new corporate name will not be effective until the Amendment to the Company's Articles of Incorporation are filed. This filing will take place after notice to the Company shareholders in accordance with the disclosure provisions of the Schedule 14C Information Statement.

Business Associated with Assets and Related Risk Factors
--------------------------------------------------------

     UTVN was organized in October 2001 for the purpose of acquiring the original American Independent Network (AIN) television broadcast signal and television network affiliate base from Hispanic Television Network, Inc. AIN provided a general market, family-oriented programming to its network affiliates. UTVN changed the AIN programming format when it acquired the broadcast signal and affiliate base from HTVN to focus the programming content on the ethnic minority programming interests of African-American viewers across the United States. UTVN had over 60 national affiliates.

     Waste Conversion Systems, Inc. will now operate the UTVN assets. We anticipate changing our corporate name to Urban Television Network Corporation to reflect the nature of our business operations.

Programming
-----------

     Our television programming mission will continue "to chronicle the beauty, depth and breadth of African-American culture, including history past, present and future." The network programming will be suitable for viewing families, primarily African-American, but will also include other ethnic demographics as the network grows. Our goal will be to offer the African-American community a network that will demonstrate more of its traditional culture and heritage. We do not intend offer programming for adult-only audiences. As a new network, we will initially rely totally on outside sources of programming for the network.

Revenues
--------

     Our  business  model  anticipates  generating  revenues by: (1) the sale of national commercial advertising; (2) sales of programming time slots to companies desiring to air their own programs; (3) the production and sales of internally produced programming; (4) the production of commercials on contract basis; (5) the lease of studio, personnel, equipment and production facilities;
(6) the receipt of fees from Multi-System Operators (MSOs) for cable television subscriptions; (7) direct response marketing of products advertised on the internet.

Expenses
--------

     Our most significant expenses will be the debt service associated the Satellite Transponder Service Agreement and the $1,400,000 promissory note followed by employee compensation, travel, advertising and promotional expenses.

     Our monthly operating expense level may vary from month to month due primarily to the timing of significant advertising and promotion expenses. We will incur significant advertising and promotion expenses associated with the business development of UTVN and with the establishment of our presence in new markets. Increased advertising revenue associated with these advertising and promotional expenses typically lag behind the incurrence of these expenses. Our expenses exceed our revenues. Our continued operations will depend on management's ability to fund operational deficits with debt and equity transactions.

Risk Factors
------------

There are many risk factors associated with the television network broadcast business associated with the purchased assets. This list of risk factors is not all inclusive:

o Our ability to generate sufficient revenues to service our operations and debt may not be adequate;
o The company from which we purchased these assets has limited operating history, minimal assets and operated at a loss. We will operate at a loss which will in all likelihood, continue indefinitely;
o    We  have  a  limited  staff  and  are  financially  unable  to  expand  our operations;
o We may not be able to compete effectively for additional affiliate stations. We are and will continue to be an insignificant participant in this business. Consequently, we will be at a competitive disadvantage in competing for affiliate stations;
o We will need to raise capital in order to maintain and grow our television network. We will need to acquire additional and new programming content. No assurance can be given that we will be able to grow our network or produce revenues sufficient to sustain operations;
o We have not identified any specific future financing sources. Our efforts to finance the company and its operations may result in the issuance of equity and debt instruments. This and other future financing activity may result in the dilution of shareholder equity;
o We anticipate that we will acquire UTVN as a corporate subsidiary in a future business combination transaction which would likely dilute shareholder equity;
o The company may be recapitalized in a fashion which could have the ultimate affect of diluting shareholder equity;
o UTVN will have voting control of the company by virtue of owning 16,000,000 common shares or 72% of the company's issued and outstanding common stock;

o There may be conflicts of interest in future business dealings between the company and UTVN because they share the same management;
o The three promissory note assets that we have acquired have an impaired value because the principal balance and interest is past due and in default. The note may never be paid by the maker;
o In the event that a public market develops for the our shares following this asset purchase, our common stock is classified as a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share whose securities are admitted to quotation but do not trade on the NASDAQ SmallCap Market or on a national securities exchange. For any transaction involving a penny stock, unless exempt, the rules require delivery by the broker of a document to investors stating the risks of investment in penny stocks, the possible lack of liquidity, commissions to be paid, current quotation and investors' rights and remedies, a special suitability inquiry, regular reporting to the investor and other requirements. Prices for penny stocks are often not available and investors are often unable to sell such stock. Thus an investor may lose his investment in a penny stock and consequently should be cautious of any purchase of penny stocks.

     All exhibits referred to in this Current Report Form 8-K are incorporated into this disclosure document by this reference. Each one should be read in conjunction with this report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.

               None.

     (b) Pro Forma financial information.

     Pursuant to Rule 11-02 (b)(1) proforma financial statements, "Form and Content" we furnish the following paragraph.

     Due to the limited number of proforma adjustments required and the simplicity of these adjustments, a narrative paragraph is hereby submitted in lieu of proforma financial statements.

     The transaction consists of the purchase by Waste Conversion Systems, Inc. of Urban Television Network Corporation assets which consist of the network affiliate base for One Million Five Hundred Thousand($1,500,000) Dollars and three net receivables due from HTVN to UTVN for Seven Hundred Seventy Thousand ($777,00)Dollars with interest of Twelve (12%) percent. The value of the network affiliate base was the dollar amount UTVN purchased it for from HTVN.

     The total purchase price of Two Million Two Hundred Seventy-seven Thousand ($2,277,000) Dollars will be paid by the assumption of a note payable of One Million Four Hundred Thousand($1,400,000)Dollars at Twelve (12%) percent interest and Sixteen Million (16,000,000) shares of Waste Conversion's common stock valued at five point eight cents ($0.058) per share.

     The network affiliate base will be depreciated over seven (7) years. Some stations will be added and some may be dropped from the network. The average depreciation on a straight line basis per year will be Two Hundred Fourteen Thousand Two Hundred and Eighty-Six ($214,286) Dollars per year.

     (c) Index to Exhibits.

         Exhibit Number    Description

              2.0          Asset Purchase Agreement w/o Exhibits

              10.1         Promissory Note

              10.2 Satellite Transponder Space Service Agreement between Hispanic Television Network, Inc. and Urban Television Network Corporation dated on, or about October 28, 2001

              10.3         Agreement between Hispanic Television  Network,  Inc.
                           and  Urban  Television   Network   Corporation  dated
                           November 13, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Waste Conversion Systems, Inc.
Dated: May 7, 2002
                                                   /s/ Randy Moseley
                                                  ------------------------------
                                                  By: Randy Moseley
                                                  Title: President